UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

SAFETY PRODUCTS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-127781	34-2051198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Spring Road, Suite 425, Oak Brook, Illinois 60523
(Address of Principal executive offices, including  Zip Code)

(630) 572-5715
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2008, Safety Products Holdings, Inc. (the “Company”) issued a press release announcing the acceptance of and payment for 100% of its outstanding 11¾% Senior Pay in Kind Notes due 2012 (the “Notes”) tendered pursuant to the terms set forth in the Company’s Offer to Purchase and Consent Solicitation Statement dated April 14, 2008.  A copy of the press release announcing the acceptance of and payment for the Notes is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release of Safety Products Holdings, Inc. issued May 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY PRODUCTS HOLDINGS, INC.

	By:	/s/ David F. Myers, Jr.
Date: May 16, 2008	Name:	David F. Myers, Jr.
	Title:	Executive Vice President, Chief Financial
Officer, Secretary and Director